L-3 COMMUNICATIONS CORPORATION

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this ‘‘Amendment’’) is dated as of October 25, 2006 and entered into by and among L-3 COMMUNICATIONS CORPORATION, a Delaware corporation (the ‘‘Borrower’’) which is wholly owned by L-3 COMMUNICATIONS HOLDINGS, INC., a Delaware corporation (‘‘Holdings’’), the Guarantors party to the Credit Agreement referred to below on the date hereof (‘‘Guarantors’’), the Lenders party to the Credit Agreement referred to below on the date hereof (the ‘‘Lenders’’), and BANK OF AMERICA, N.A. (‘‘BOA’’), as administrative agent for the Lenders (in such capacity, the ‘‘Administrative Agent’’), Swing Line Lender and an L/C Issuer. All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Administrative Agent and certain other parties have entered into the Amended and Restated Credit Agreement dated as of July 29, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the ‘‘Credit Agreement’’); and

WHEREAS, the Borrower has requested that certain amendments be made with respect to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.    AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 3 of this Amendment, the Borrower and the Required Lenders party to the Credit Agreement hereby agree to amend the Credit Agreement as follows:

1.1    Section 1.01 of the Credit Agreement is hereby amended by inserting the following text at the end of clause (i) of the definition of Pro Forma Basis: ‘‘(provided, that any non-recurring consulting, investment banking, legal, accounting, auditing, financing, change of control and/or similar costs incurred in connection with any Acquisition and included in the income statement of the Person or property or assets acquired shall not be so included).’’

1.2    Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term and definition of ‘‘Consolidated Senior Leverage Ratio.’’

1.3    Section 1.01 of the Credit Agreement is hereby amended by deleting the text ‘‘Section 8.08(a), (b) and (c)’’ from the definition of Pro Forma Basis and inserting ‘‘Section 8.08(a) and (b)’’ in place thereof.

1.4    Section 1.03(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

‘‘(c) Pro Forma Calculation. Notwithstanding the foregoing, the parties hereto acknowledge and agree that all calculations of the Consolidated Interest Coverage Ratio and Consolidated Leverage Ratio for the purposes of determining compliance with Section 8.08(a) and (b) shall be made on a Pro Forma Basis.’’

1.5    Section 8.02(a) of the Credit Agreement is hereby amended by deleting the text ‘‘Section 8.08(a), (b) and (c)’’ and inserting ‘‘Section 8.08(a) and (b)’’ in place thereof.

1.6    Section 8.08 of the Credit Agreement is hereby amended by deleting the text appearing in subsection (c) thereof and inserting ‘‘[INTENTIONALLY OMITTED]’’ in place thereof.

1.7    Section 8.12(b) of the Credit Agreement is hereby amended by adding the following at the end of clause (v) thereof ‘‘, or a guarantee of any other obligations of the Borrower or any of its Subsidiaries’’.

1.8    Schedule 1.01(a) to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

‘‘SCHEDULE 1.01(a)

L-3 Communications

Non-recurring charges

The following non-recurring charge which has been (or will be) included in the Borrower’s historical results of operations will be added back to the Borrower’s Consolidated EBITDA for the respective periods set forth below:

For the periods ending September 30, 2006, December 31, 2006 and March 31, 2007, a charge to Consolidated Net Income in an amount equal to $125,600,000 in respect of an adverse jury verdict in favor of OSI Systems, Inc. recorded by the Borrower during the three month fiscal period which ended June 30, 2006 (the ‘‘OSI Charge’’). For the avoidance of doubt, if the OSI Charge or any portion thereof is at any time or from time to time reversed so as to result in one or more non-recurring gains, such gains shall not be included as part of the Borrower’s Consolidated EBITDA for the periods in which such gains would have otherwise been included.’’

SECTION 2.    CONDITIONS TO EFFECTIVENESS OF SECTION 1. The provisions of Section 1 of this Amendment shall be deemed effective as of September 30, 2006 when each of the following conditions have been satisfied (such effective date occurring upon satisfaction of such conditions being referred to herein as the ‘‘Amendment Effective Date’’):

2.1    The Borrower shall have delivered to Administrative Agent executed copies of this Amendment and each of the Guarantors shall have delivered to the Administrative Agent executed copies of the Guarantors’ Consent and Acknowledgment to this Amendment in the form attached hereto;

2.2    The Required Lenders party to the Credit Agreement shall have delivered to the Administrative Agent an executed original or facsimile counterpart of its signature page to this Amendment and the Administrative Agent shall have acknowledged this Amendment in writing; and

2.3    The representations and warranties contained in Section 3 hereof shall be true and correct in all respects.

SECTION 3.    REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to enter into this Amendment, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

3.1    Authorization and Enforceability.    (a) The Borrower has the corporate power and authority, and the legal right, to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as modified by this Amendment (the ‘‘Agreement’’), (b) the Borrower has taken all necessary corporate action to authorize the execution and delivery of this Amendment and (c) this Amendment and the Agreement have been duly executed and delivered by the Borrower and, when executed and delivered, will constitute, the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding, in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

3.2    Incorporation of Representations and Warranties From Credit Agreement.    The representations and warranties contained in Article VI of the Credit Agreement, after giving effect to the amendments contained in Section 1 of this Amendment, are and will be true, correct and complete in all material respects on and as of each of the Amendment Effective Date, to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

3.3    Absence of Default.    No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that constitutes a Default or an Event of Default.

SECTION 4. MISCELLANEOUS.

4.1    Effect on the Credit Agreement.    Except as specifically provided in this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

4.2    Fees and Expenses.    The Borrower acknowledges that all costs, fees and expenses as described in Section 11.04 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

4.3    GOVERNING LAW.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.4    SUBMISSION TO JURISDICTION; WAIVERS; WAIVER OF JURY TRIAL; CONFIDENTIALITY.    Each of the terms and conditions set forth in Sections 11.07, 11.14(b), 11.14(c), 11.14(d) and 11.15 of the Credit Agreement are hereby incorporated into this Amendment as if set forth fully herein except that each reference to ‘‘Agreement’’ therein shall be deemed to be a reference to ‘‘Amendment’’ herein.

4.5    Counterparts.    This Amendment may be executed counterparts (and by different parties hereto in different counterparts), each of which when so executed and delivered shall constitute an original, but all of which when taken together shall constitute a single contract.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

L-3 COMMUNICATIONS CORPORATION, a Delaware corporation
By:
Name:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent
By:
Title:
BANK OF AMERICA, N.A., as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

Guarantors’ Acknowledgment and Consent

Each of the undersigned hereby acknowledges receipt of the attached Amendment and consents to the execution and performance thereof by L-3 Communications Corporation. Each of the undersigned hereby also reaffirms that the Guaranty and any applicable Pledge Agreement of such undersigned in favor of the Administrative Agent for the ratable benefit of itself and the Lenders remains in full force and effect.

Dated as of October 25, 2006

GUARANTORS:
L-3 COMMUNICATIONS HOLDINGS, INC., a Delaware corporation
By:
Name: Christopher C. Cambria

Title:	Senior Vice President, Secretary and General Counsel
APCOM, INC., a Maryland corporation
BROADCAST SPORTS INC., a Delaware corporation
D.P. ASSOCIATES INC., a Virginia corporation
ELECTRODYNAMICS, INC., an Arizona corporation
HENSCHEL INC., a Delaware corporation
HYGIENETICS ENVIRONMENTAL SERVICES, INC., a Delaware corporation
INTERSTATE ELECTRONICS CORPORATION, a California corporation
KDI PRECISION PRODUCTS, INC., a Delaware corporation
L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS TECHNOLOGY, INC., a Florida corporation
By:

Name:	Christopher C. Cambria

Title:	Vice President and Secretary

[Signature Pages to Guarantors' Acknowledgment and Consent to First Amendment
to Amended and Restated Credit Agreement

L-3 COMMUNICATIONS AEROMET, INC., an Oregon corporation
L-3 COMMUNICATIONS AIS GP CORPORATION, a Delaware corporation
L-3 COMMUNICATION APPLIED SIGNAL AND IMAGE TECHNOLOGY, INC. , a Delaware corporation
L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC., a Delaware corporation
L-3 COMMUNICATIONS AVISYS CORPORATION, a Texas corporation
L-3 COMMUNICATIONS AYDIN CORPORATION, a Delaware corporation
L-3 COMMUNICATIONS CE HOLDINGS, INC., a Delaware corporation
L-3 COMMUNICATIONS CINCINNATI ELECTRONICS CORPORATION, an Ohio corporation
L-3 COMMUNICATIONS CRESTVIEW AEROSPACE CORPORATION, a Delaware corporation
L-3 COMMUNICATIONS CSI, INC., a California corporation
L-3 COMMUNICATIONS CYTERRA CORPORATION, a Delaware corporation
L-3 COMMUNICATIONS DYNAMIC POSITIONING AND CONTROL SYSTEMS, INC., a California corporation
L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC., a Delaware corporation
L-3 COMMUNICATIONS ESSCO, INC., a Delaware corporation
L-3 COMMUNICATIONS EOTECH, INC., a Delaware corporation
L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC., a Virginia corporation
L-3 COMMUNICATIONS ILEX SYSTEMS, INC., a Delaware corporation
L-3 COMMUNICATIONS INFRAREDVISION TECHNOLOGY CORPORATION, a California corporation
L-3 COMMUNICATIONS INVESTMENTS INC., a Delaware corporation
By:

Name:	Christopher C. Cambria

Title:	Vice President and Secretary

[Signature Pages to Guarantors' Acknowledgment and Consent to First Amendment to
Amended and Restated Credit Agreement

L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC., a Delaware corporation
L-3 COMMUNICATIONS MARIPRO, INC., a California corporation
L-3 COMMUNICATIONS MAS (US) CORPORATION, a Delaware corporation
L-3 COMMUNICATIONS MOBILE-VISION, INC., a New Jersey corporation
L-3 COMMUNICATIONS NAUTRONIX HOLDINGS, INC., a Delaware corporation
L-3 COMMUNICATIONS SAFEVIEW, INC., a Delaware corporation
L-3 COMMUNICATIONS SSG-TINSLEY, INC., a Delaware corporation
L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS, INC., a Delaware corporation
L-3 COMMUNICATIONS SONOMA EO, INC., a California corporation
L-3 COMMUNICATIONS EO/IR, INC., a Florida corporation
L-3 COMMUNICATIONS TCS, INC., a Delaware corporation
L-3 COMMUNICATIONS TINSLEY LABORATORIES, INC., a California corporation
L-3 COMMUNICATIONS TITAN CORPORATION, a Delaware corporation
L-3 COMMUNICATIONS WESTWOOD CORPORATION, a Nevada corporation
LINCOM WIRELESS, INC., a Delaware corporation
MCTI ACQUISITION CORPORATION, a Maryland corporation
MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED, a Maryland corporation
MICRODYNE CORPORATION, a Maryland corporation
MICRODYNE OUTSOURCING INCORPORATED, a Maryland corporation
MPRI, INC., a Delaware corporation
By:

Name:	Christopher C. Cambria

Title:	Vice President and Secretary

[Signature Pages to Guarantors' Acknowledgment and Consent to First Amendment to
Amended and Restated Credit Agreement

PAC ORD INC.,
a Delaware corporation
POWER PARAGON, INC.,
a Delaware corporation
SPD ELECTRICAL SYSTEMS, INC.,
a Delaware corporation
SPD SWITCHGEAR INC.,
a Delaware corporation
SYCOLEMAN CORPORATION,
a Florida corporation
TITAN FACILITIES, INC.,
a Virginia corporation
TROLL TECHNOLOGY CORPORATION,
a California corporation
WESCAM AIR OPS INC.,
a Delaware corporation
WESCAM INCORPORATED,
a Florida corporation
WESCAM HOLDINGS (US) INC.,
a Delaware corporation
WOLF COACH, INC.,
a Massachusetts corporation
By:

Name:	Christopher C. Cambria

Title:	Vice President and Secretary
L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.,
a Delaware limited partnership

By:	L-3 COMMUNICATIONS AIS GP CORPORATION, as General Partner
By:
Name: Christopher C. Cambria Title: Vice President and Secretary

[Signature Pages to Guarantors' Acknowledgment and Consent to First Amendment to
Amended and Restated Credit Agreement

L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, a Delaware limited liability company

By:	L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., as Sole Member

By:	L-3 COMMUNICATIONS AIS GP CORPORATION, as General Partner
By:
Name: Christopher C. Cambria Title: Vice President and Secretary
L-3 COMMUNICATIONS FLIGHT CAPITAL LLC,
L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC,
L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC,
each a Delaware limited liability company

By:	L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, as Sole Member

By:	L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., as Sole Member

By:	L-3 COMMUNICATIONS AIS GP CORPORATION, as General Partner
By:
Name: Christopher C. Cambria Title: Vice President and Secretary
WESCAM AIR OPS LLC, a Delaware limited liability company
By: L-3 COMMUNICATIONS EO/IR, INC., as Sole Member
By:
Name: Christopher C. Cambria Title: Vice President and Secretary

[Signature Pages to Guarantors' Acknowledgment and Consent to First Amendment to
Amended and Restated Credit Agreement

WESCAM LLC, a Delaware limited liability company

By:	L-3 COMMUNICATIONS CORPORATION, as Sole Member
By:
Name: Christopher C. Cambria Title: Vice President and Secretary

[Signature Pages to Guarantors' Acknowledgment and Consent to First Amendment to
Amended and Restated Credit Agreement

LEHMAN COMMERCIAL PAPER INC., as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

THE BANK OF NEW YORK, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

WACHOVIA BANK NATIONAL ASSOCIATION, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

HSBC BANK USA, N.A., as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

COMERICA BANK, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

CREDIT INDUSTRIEL ET COMMERCIAL, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

BARCLAYS BANK PLC, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

SOCIETE GENERALE, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

SUNTRUST BANK, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

MIZUHO CORPORATE BANK, LTD., as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

FORTIS BANK SA/NV, CAYMAN ISLANDS BRANCH, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

FORTIS CAPITAL CORP., as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

BANK OF TOKYO MITSUBISHI UFJ TRUST, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

BANK OF TOKYO MITSUBISHI UFJ LTD, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

RAYMOND JAMES BANK, FSB, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

AIB DEBT MANAGEMENT LIMITED, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

CALYON, NEW YORK BRANCH, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

COMMERZBANK AG, NEW YORK & GRAND CAYMAN BRANCHES, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

KEYBANK NATIONAL ASSOCIATION , as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

MEGA INTERNATIONAL COMMERCIAL BANK, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

WESTLB AG, NEW YORK BRANCH, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

MORGAN STANLEY BANK, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

NORTH FORK BANK, as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]

SCOTIABANC INC., as a Lender
By:
Title:

[Signature Pages to First Amendment to Amended and Restated Credit Agreement]